Exhibit 99.1

NeuBase Therapeutics Receives Notification of Deficiency from Nasdaq Related to Delayed Quarterly Report on Form 10-Q

- - -

Engaged Marcum LLP as its independent registered public accounting firm

PITTSBURGH, Feb. 21, 2020 (GLOBE NEWSWIRE) -- NeuBase Therapeutics, Inc. (Nasdaq: NBSE) (“NeuBase” or the “Company”) announced today that it received a standard notification letter dated February 20, 2020 (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that, as a result of not having timely filed its Quarterly Report on Form 10-Q for the period ended December 31, 2019, NeuBase is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic financial reports with the Securities and Exchange Commission (the “SEC”). This Notice has no immediate effect on the listing of NeuBase’s common stock.

Under Nasdaq’s listing rules, NeuBase has 60 calendar days from the date of the Notice to submit a plan to regain compliance. If the plan is accepted by Nasdaq, NeuBase can be granted up to 180 calendar days from the Form 10-Q’s due date (as extended by Rule 12b-25 under the Securities Exchange Act of 1934, as amended) to regain compliance. NeuBase expects to file its Form 10-Q within the timeline prescribed by Nasdaq.

In addition, NeuBase announced today that it has engaged Marcum LLP as its independent registered public accounting firm, effective February 20, 2020. The Company is working diligently and expects to file its Form 10-Q for the period ended December 31, 2019 by the end of March 2020.

About NeuBase Therapeutics

NeuBase Therapeutics, Inc. is developing the next generation of gene silencing therapies with its flexible, highly specific synthetic antisense oligonucleotides. The proprietary NeuBase peptide-nucleic acid (PNA) antisense oligonucleotide (PATrOL™) platform allows for the rapid development of targeted drugs, increasing the treatment opportunities for the hundreds of millions of people affected by rare genetic diseases, including those that can only be treated through accessing of secondary RNA structures. Using PATrOL technology, NeuBase aims to first tackle rare, genetic diseases.

Use of Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, among other things, statements regarding the expected timing for the filing of the Form 10-Q and the Company’s ability to regain compliance with Nasdaq’s requirements for continued listing and related matters. These forward-looking statements are distinguished by use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” or “intend,” the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this press release. Factors or events that we cannot predict, including those risk factors contained in our filings with the U.S. Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements. The Company may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this press release, including the failure of the Company to file the Form 10-Q on its expected timeline. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

NeuBase Investor Contact:

Dan Ferry Managing Director

LifeSci Advisors, LLC

daniel@lifesciadvisors.com OP: (617) 535-7746

NeuBase Media Contact:

Travis Kruse Russo Partners

travis.kruse@russopartnersllc.com OP: (212) 845-4272

Ned Berkowitz Russo Partners

ned.berkowitz@russopartnersllc.com OP: (646) 942-5629

Source: NeuBase Therapeutics, Inc.